SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2010

AMBAC FINANCIAL GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One State Street Plaza, New York, New York 10004

(Address of principal executive offices) (Zip Code)

(212) 668-0340

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01.	Other Events.

On August 9, 2010, Ambac Financial Group, Inc. (the “Company”) filed a copy of the Settlement Agreement, dated as of June 7, 2010, by and among Ambac Assurance Corporation, Ambac Credit Products, LLC, Ambac Financial Group, Inc. and the parties listed on Schedule A thereto (the “Settlement Agreement”), as Exhibit 10.1 to its Quarterly Report on Form 10-Q for the six months ended June 30, 2010. Subsequent to filing, the Company realized that, due to errors in the EDGARization process, Schedule E to the filed Settlement Agreement was incorrect. The Settlement Agreement is being refiled in its entirety as an exhibit hereto to correct Schedule E.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
10.1	Settlement Agreement, dated as of June 7, 2010, by and among Ambac Assurance Corporation, Ambac Credit Products, LLC, Ambac Financial Group, Inc. and the parties listed on Schedule A thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ambac Financial Group, Inc. (Registrant)
Dated: August 13, 2010

	By:	/s/ ANNE GILL KELLY
	Name:	Anne Gill Kelly
	Title:	Managing Director, Secretary and Assistant General Counsel